                 AmeriCredit Automobile Receivables Trust 1998-C
                      Class A-1 5.638% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Preliminary Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of August 10, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:                     05/01/99
Monthly Period Ending:                        05/31/99

I.        MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

          A.       Beginning of period Aggregate Principal Balance                                   $471,657,478
                                                                                                   --------------
          B.       Purchase of Subsequent Receivables                                                           0
                                                                                                   --------------
          C.       Monthly Principal Amounts

                    (1)     Collections on Receivables outstanding
                                  at end of period                                    11,455,031
                                                                               ------------------
                    (2)     Collections on Receivables paid off
                                  during period                                        4,836,122
                                                                               ------------------
                    (3)      Receivables becoming Liquidated Receivables
                                  during period                                        3,772,011
                                                                               ------------------
                    (4)      Receivables becoming Purchased Receivables
                                  during period
                                                                               ------------------
                    (5)      Cram Down Losses occurring during period
                                                                               ------------------
                    (6)      Other Receivables adjustments                               138,449
                                                                               ------------------
                    (7)      Less amounts allocable to Interest                       (6,730,470)
                                                                               ------------------

                    Total Monthly Principal Amounts                                                    13,471,143
                                                                                                   --------------
          D.       End of period Aggregate Principal Balance                                         $458,186,335
                                                                                                   ==============
          E.       Pool Factor                                                                         79.684611%
                                                                                                   ==============

II.         MONTHLY PERIOD NOTE BALANCE CALCULATION:


                                                        Class A-1        Class A-2       Class A-3       Class A-4         TOTAL
                                                        ---------        ---------       ---------       ---------         -----

 A.   Beginning of period Note Balance                          $0     $182,240,252     $107,000,000    $158,000,000   $447,240,252
                                                      ------------------------------------------------------------------------------
 B.   Noteholders' Principal Distributable Amount                0       13,471,143                0               0     13,471,143
 C.   Noteholders' Accelerated Principal Amount                  0        1,647,918                0               0      1,647,918
 D.   Accelerated Payment Amount Shortfall                       0           58,318                0               0         58,318
 E.   Note Prepayment Amount                                     0                0                0               0              0
 F.   Deficiency Claim Amount                                    0                0                0               0              0
                                                      ------------------------------------------------------------------------------
 G.   End of period Note Balance                                $0     $167,062,873     $107,000,000    $158,000,000   $432,062,873
                                                      ==============================================================================
 H.   Note Pool Factors                                  0.000000%       87.927828%      100.000000%     100.000000%     75.141369%
                                                      ==============================================================================

III.     RECONCILIATION OF PRE-FUNDING ACCOUNT:


         A.    Beginning of period Pre-Funding Account balance                                                          $0
                                                                                                               -----------
         B.    Purchase of Subsequent Receivables                                                      0
                                                                                         ---------------
         C.    Investment Earnings                                                                     0
                                                                                         ---------------
         D.    Investment Earnings Transfer to Collections Account                                     0
                                                                                         ---------------
         E.    Payment of Mandatory Prepayment Amount
                                                                                         ---------------
                                                                                                                         0
                                                                                                               -----------
         F.    End of period Pre-Funding Account balance                                                                $0
                                                                                                               ===========

IV.      CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

         A.       Total Monthly Principal Amounts                                                              $13,471,143
                                                                                                               -----------
         B.       Required Pro-forma Security Balance                                        412,367,702
                                                                                         ---------------
         C.       Pro-forma Security Balance (Assuming 100% Paydown of
                  Total Monthly Principal Amounts)                                           433,769,109
                                                                                         ---------------
         D.       Step-down Amount  (B. - C.)                                                                           0
                                                                                                              -----------
         E.       Principal Distributable Amount  (A.- D.)                                                    $13,471,143
                                                                                                              ===========

V.       RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

         A.       Beginning of period Capitalized Interest  Account balance                                            $0
                                                                                                              -----------
         B.       Monthly Capitalized Interest Amount                                                                   0
                                                                                                              -----------
         C.       Investment Earnings                                                                  0
                                                                                         ---------------
         D.       Investment Earnings Transfer to Collections Account                                  0
                                                                                         ---------------
         E.       Payment of Overfunded Capitalized Interest Amount                                    0
                                                                                         ---------------
         F.       Payment of Remaining Capitalized Interest Account                                    0
                                                                                         ---------------
                                                                                                                        0
                                                                                                              -----------
         G.       End of period Capitalized Interest Account balance                                                   $0
                                                                                                              ===========

VI.      RECONCILIATION OF COLLECTION ACCOUNT:

         A.       Available Funds:

                   (1)     Collections on Receivables during period
                                 (net of Liquidation Proceeds)                               $16,291,153
                                                                                         ---------------
                   (2)      Liquidation Proceeds collected
                                 during period                                                 1,740,438
                                                                                         ---------------
                   (3)      Purchase Amounts deposited in Collection
                                  Account
                                                                                         ---------------
                   (4)  (a)       Investment Earnings - Collection Account                        41,412
                                                                                         ---------------
                        (b)       Investment Earnings - Transfer From Prefunding
                                     Account                                                           0
                                                                                         ---------------
                        (c)       Investment Earnings - Transfer From Capitalized
                                     Interest Account                                                  0
                                                                                         ---------------
                   (5)       Collection of Supplemental Servicing Fees
                        (a)        Extension Fees                                                127,016
                                                                                         ---------------
                        (b)       Repo and Recovery Fees Advanced                                 88,189
                                                                                         ---------------
                        (c)       Other Fees                                                     103,382
                                                                                         ---------------
                   (6)       Monthly Capitalized Interest Amount                                       0
                                                                                         ---------------
                   (7)       Mandatory Prepayment Amount
                                                                                         ---------------
                   Total Available Funds                                                                       18,391,590
                                                                                                             ------------
         B.        Distributions:

                   (1)      Base Servicing Fee and Supplemental Servicing Fees
                         (a)       Base Servicing Fee                                            884,358
                                                                                         ---------------
                         (b)       Repo and Recovery Fees                                         88,189
                                                                                         ---------------
                         (c)       Bank Service Charges                                           11,540
                                                                                         ---------------
                         (d)       Other Fees                                                    103,382
                                                                                         ---------------
                   (2)      Agent fees                                                               417
                                                                                         ---------------
                   (3)      Refunds of Overpayments paid by AFS                                    9,590
                                                                                         ---------------
                   (4)      Noteholders' Interest Distributable Amount

                                    (a)        Class A - 1                                             0
                                                                                         ---------------
                                    (b)        Class A - 2                                       827,333
                                                                                         ---------------
                                    (c)        Class A - 3                                       488,700
                                                                                         ---------------
                                    (d)        Class A - 4                                       731,770
                                                                                         ---------------

                   (5)      Noteholders' Principal Distributable Amount

                                    (a)        Class A - 1                                             0
                                                                                         ---------------
                                    (b)        Class A - 2                                    13,471,143
                                                                                         ---------------
                                    (c)        Class A - 3                                             0
                                                                                         ---------------
                                    (d)        Class A - 4                                             0
                                                                                         ---------------
                   (6)      Security Insurer Premiums                                            127,250
                                                                                         ---------------

                   Total distributions                                                                         16,743,672
                                                                                                             ------------
         C.         Excess Available Funds (or Deficiency Claim Amount)                                         1,647,918
                                                                                                             ------------
         D.         Noteholders' Accelerated Principal Amount                                                  (1,647,918)
                                                                                                             ------------
         E.         Deposit to Spread Account                                                                          $0
                                                                                                             ============




VII.     CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

         A.    Excess Available Funds (VI.C.)                                                      $  1,647,918
                                                                                                   ------------
         B.    Pro Forma Security Balance (II.A.-II.B.)                                             433,769,109
                                                                                                   ------------
         C.    Required Pro Forma Security Balance (90% x (I.D.+III.F.)                             412,367,702
                                                                                                   ------------
         D.    Excess of Pro Forma Balance over Required Balance (B. - C.)                           21,401,407
                                                                                                   ------------
         E.    End of Period  Class A-1 Note Balance (before accel. payments)                                 0
                                                                                                   ------------
         F.    Greater of D. or E.                                                                   21,401,407
                                                                                                   ------------
         G.    Accelerated Principal Amount (lesser of A. or F.)                                                       $1,647,918
                                                                                                                     ------------

VIII.    CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

         A.    Pro Forma Security Balance                                                          $433,769,109
                                                                                                   ------------
         B.    Required Pro Forma Security Balance                                                  412,367,702
                                                                                                   ------------
         C.    Excess of Pro Forma Balance over Required Balance (A. - B.)                           21,401,407
                                                                                                   ------------
         D.    End of Period  Class A-1 Note Balance (before accel. payments)                                 0
                                                                                                   ------------
         E.    Greater of C. or D.                                                                   21,401,407
                                                                                                   ------------
         F.    Excess Available Funds (VI.C.)                                                         1,647,918
                                                                                                   ------------
         G.    Investment Earnings on Collection Account                                                 41,412
                                                                                                   ------------
         H.    Accelerated Payment Amount Shortfall (E.- F.+G.)                                                       $19,794,901
                                                                                                                     ------------

IX.      RECONCILIATION OF SPREAD ACCOUNT:

         A.    Beginning of period Spread Account balance                                                             $17,249,993
                                                                                                                     ------------
         B.    Additions to Spread Account

                (1)       Deposits from Collections Account (VI. E.)                                          0
                                                                                                  -------------
                (2)       Investment Earnings                                                            58,318
                                                                                                  -------------
                (3)       Deposits Related to Subsequent Receivables Purchases                                0
                                                                                                  -------------

                Total Additions                                                                                            58,318
                                                                                                                      -----------
         C.    Spread Account balance available for withdrawals                                                        17,308,311
                                                                                                                      -----------
         D.    Requisite Amount of Spread Account
                  (1)       Initial Spread Account Deposit                                          $14,999,991
                                                                                                    -----------
                  (2)       Subsequent Spread Account Deposits                                        2,250,002
                                                                                                    -----------
                  (3)       Total Initial & Subsequent Spread Account Deposits (1)+(2)               17,249,993
                                                                                                    -----------
                  (4)       $100,000                                                                    100,000
                                                                                                    -----------
                  (5)       1 1/2% of Original Pool Balance (total deliveries)                       $8,624,997
                                                                                                    -----------
                  (6)       End of period Note Balance (before accel. principal
                                    shortfall calc)                                                 432,121,191
                                                                                                    -----------
                  (7)       Lesser of (5) or (6)                                                      8,624,997
                                                                                                    -----------
                  (8)       Floor Amount Greater of (4) or (7)                                        8,624,997
                                                                                                    -----------
                  (9)       Aggregate Principal Balance                                             458,186,335
                                                                                                    -----------
                 (10)       End of period Note Balance (before accel. principal
                                     shortfall calc)                                                432,121,191
                                                                                                    -----------
                 (11)       Line (9) less line (10)                                                  26,065,144
                                                                                                    -----------
                 (12)       OC level (11)/(9)                                                             5.69%
                                                                                                    -----------
                 (13)       13% less OC level, if OC level is greater than 10%                            n/a
                                                                                                    -----------
                 (14)       If OC level is equal to or greater than 10%, Percent in
                                    (13) x End of Period Aggregate Principal Balance                      n/a
                                                                                                    -----------
                 (15)       If OC level is less than 10%, 3% of Original Pool
                                    Balance (total deliveries)                                       17,249,993
                                                                                                    -----------
                 (16)       15% of end of period Aggregate Principal Balance if Trigger
                                    Date                                                                  n/a
                                                                                                    -----------
                Requisite Amount of Spread Account (either (3), (8), (14), (15), or
                                    (16) as applicable)                                                                17,249,993
                                                                                                                      -----------

         E.    Withdrawals from Spread Account
                (1)       Priority First - Deficiency Claim Amount
                                                                                                    -----------
                (2)       Priority Second through Third
                                                                                                    -----------
                (3)       Priority Fourth - Accelerated Payment Amount Shortfall        19,794,901
                                                                                       -----------
                              Accelerated Payment Amount Shortfall in Excess of
                                  Requisite Amount                                                       58,318
                                                                                                    -----------
                (4)       Priority Fifth through Sixth
                                                                                                    -----------
                (5)       Priority Seventh - to Servicer
                                                                                                    -----------
                Total withdrawals                                                                                          58,318
                                                                                                                      -----------
         F.    End of period Spread Account balance                                                                   $17,249,993
                                                                                                                      -----------



X.      MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

         A.       Beginning of period number of Receivables                                                         39,826
                                                                                                       --------------------
         B.       Number of Subsequent Receivables Purchased                                                             0
                                                                                                       --------------------
         C.       Number of Receivables becoming Liquidated
                         Receivables during period                                                                     311
                                                                                                       --------------------
         D.       Number of Receivables becoming Purchased
                         Receivables during period
                                                                                                       --------------------
         E.       Number of Receivables paid off during period                                                         444
                                                                                                       --------------------
         F.       End of period number of Receivables                                                               39,071
                                                                                                       ====================


XI.      STATISTICAL DATA:

         A.       Weighted Average APR of the Receivables                                                           18.35%
                                                                                                       --------------------
         B.       Weighted Average Remaining Term of the Receivables                                                 46.97
                                                                                                       --------------------
         C.       Average Receivable Balance                                                                       $11,727
                                                                                                       --------------------
         D.       Aggregate Realized Losses                                                                    $13,860,411
                                                                                                       --------------------



By:
         ----------------------------------------
Name:    Preston A. Miller
Title:   Executive Vice President and Treasurer
Date:    June 1, 1999

                 AmeriCredit Automobile Receivables Trust 1998-C
                       Class A-1 5.638% Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                             Servicer's Certificate

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-C, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of August 10, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

Monthly Period Beginning:                   04/01/99
Monthly Period Ending:                      04/30/99

I.      MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                          Class A-1      Class A-2      Class A-3       Class A-4       TOTAL
                                                          ----------   ------------   ------------   ------------       ------
        A.  Preliminary End of period Note Balance                $0   $167,062,873   $107,000,000   $158,000,000   $432,062,873
                                                          ----------------------------------------------------------------------
        B.  Deficiency Claim Amount                                0              0              0              0              0

        C.  End of period Note Balance                            $0   $167,062,873   $107,000,000   $158,000,000   $432,062,873
                                                          ======================================================================
        D.  Note Pool Factors                              0.000000%     87.927828%    100.000000%    100.000000%     75.141369%
                                                          ======================================================================

II.     RECONCILIATION OF SPREAD ACCOUNT:

        A.  Preliminary End of period Spread Account
                  balance                                                                                            $17,249,993
                                                                                                                     -----------
        B.  Priority First - Deficiency Claim Amount
                   from preliminary certificate                                                                                0
                                                                                                                     -----------
        C.  End of period Spread Account balance                                                                     $17,249,993
                                                                                                                     -----------
X.      PERFORMANCE TESTS:

        A.  Delinquency Ratio
        (1)  Receivables with Scheduled Payment
                delinquent more than 60 days
                at end of period                                                                       $9,376,153
                                                                                                      -----------
        (2)  Purchased Receivables with Scheduled
                Payment delinquent more than 60 days
                at end of period
                                                                                                      -----------
        (3)  Beginning of period Principal Balance                                                    471,657,478
                                                                                                      -----------
        (4)  Delinquency Ratio (1)+(2) divided by (3)                                                                      1.99%
                                                                                                                     -----------
        (5)  Previous Monthly Period Delinquency Ratio                                                                     1.93%
                                                                                                                     -----------
        (6)  Second previous Monthly Period
                 Delinquency Ratio                                                                                         2.00%
                                                                                                                     -----------
        (7)  Average Delinquency Ratio (4)+(5)+(6)
                 divided by 3                                                                                              1.97%
                                                                                                                     -----------
        (8)  Compliance (Delinquency Test Failure is
                 a Delinquency Ratio equal to or
                 greater than 5.00%)                                                                                       yes
                                                                                                                     -----------

      B.    Cumulative Default Rate
           (1)  Defaulted Receivables in Current Period                                                $3,752,942
                                                                                                      -----------
           (2)  Cumulative Defaulted Receivables
                  Including Defaulted Receivables in
                  Current Period                                                                       32,449,110
                                                                                                      -----------
           (3)  Original Pool Balance                                                                 574,999,773
                                                                                                      -----------
           (4)  Cumulative Default Rate (2) divided
                  by (3)                                                                                                   5.64%
                                                                                                                        --------
           (5)  Compliance (Default Test Failure is a
                  Cumulative Default Rate equal to or
                  greater than 14.88%.)                                                                                    yes
                                                                                                                        --------
      C.    Cumulative Net Loss Rate
           (1)  Receivables becoming Liquidated
                   Receivables during period                                                           $3,772,011
                                                                                                      -----------
           (2)  Purchased Receivables with Scheduled
                   Payment delinquent more than 30
                   days at end of period
                                                                                                      -----------
           (3)  Cram Down Losses occurring during period
                                                                                                      -----------
           (4)  Liquidation Proceeds collected during
                   period                                                                              (1,740,438)
                                                                                                      -----------
           (5)  Net Losses during period (1)+(2)+(3)-(4)                                                2,031,573
                                                                                                      -----------
           (6)  Net Losses since Initial Cut-off Date
                   (Beginning of Period)                                                               11,828,838
                                                                                                      -----------
           (7)  50% of Receivables with Scheduled Payment
                    delinquent more than 90 days at end
                    of period                                                                           2,965,540
                                                                                                      -----------
           (8)  Original Aggregate Principal Balance
                    plus Pre-Funded Amount as of the
                    Closing Date                                                                      575,000,000
                                                                                                     ------------
           (9)  Cumulative Net Loss Rate (5)+(6)+(7)
                    divided by (8)                                                                                         2.93%
                                                                                                                       ---------
           (10  Compliance (Net Loss Test Failure is a
                    Net Loss Rate equal to or greater
                    than 8.50%.)                                                                                          yes
                                                                                                                       ---------
      D.    Extension Rate
           (1)  Principal Balance of Receivables extended
                    during current period                                                              12,764,658
                                                                                                      -----------
           (2)  Beginning of Period Aggregate Principal
                    Balance                                                                           471,657,478
                                                                                                      -----------
           (3)  Extension Rate (1) divided by (2)                                                                          2.71%
                                                                                                                       ---------
           (4)  Previous Monthly Extension Rate                                                                            2.88%
                                                                                                                       ---------
           (5)  Second previous Monthly Extension Rate                                                                     2.48%
                                                                                                                       ---------
           (6)  Average Extension Rate (3)+(4)+(5)
                    divided by 3                                                                                           2.69%
                                                                                                                       ---------
           (7)  Compliance (Extension Test Failure is an
                    Extension Rate equal to or greater
                    than 4%.)                                                                                             yes
                                                                                                                       ---------
XI.       DELINQUENCY:

          A.   Receivables with Scheduled Payment delinquent

               (1)  31-60 days                                                             # 3,183    $39,039,869          8.28%
                                                                                          --------------------------------------
               (2)  61-90 days                                                                 606      7,241,310          1.54%
                                                                                          --------------------------------------
               (3)  over 90 days                                                               177      2,134,843          0.45%
                                                                                          --------------------------------------
              Receivables with Scheduled Payment delinquent
                more than 30 days at end of period                                           3,966    $48,416,022         10.27%
                                                                                          ======================================



By:
        -----------------------------------
Name:   Preston A. Miller
Title:  Executive Vice President and Treasurer
Date:   June 3, 1999


                                      2